                                                                    EXHIBIT 10.4



THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE STATE SECURITIES LAWS, SUPPORTED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.



                              WARRANT CERTIFICATE

No. 00-9                                              Right to Purchase 184,000
                                                      Shares of Common Stock
                                                      (Subject to adjustment)

                WARRANT CERTIFICATE FOR PURCHASE OF COMMON STOCK

                           PHOTOELECTRON CORPORATION

                              This Certifies That

     FOR VALUE RECEIVED, KSH INVESTMENT GROUP, INC. or registered assigns (the "Registered Holder") is the owner of the number of Common Stock Purchase Warrants ("Warrants") specified above. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and non-assessable share of Common Stock, $.01 par value ("Common Stock"), of PHOTOELECTRON CORPORATION, a Massachusetts corporation (the "Company"), at any time between the Initial Exercise Date (as herein defined) and the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with the Subscription Form attached hereto duly executed, at the corporate office of the Company, accompanied by payment of $4.00 per share of common stock, subject to adjustment from time to time pursuant to the terms and provisions of Section 8 of the Warrant Agreement in lawful money of the United States of America in cash or by official bank or certified check made payable to the Company.

     This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement (the "Warrant Agreement") made as of the 30th day of June, 2000 by and between the Company and

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the Registered Holder. Terms not defined herein shall have the meanings assigned to them in the Warrant Agreement.


     In the event of certain contingencies provided for in the Warrant Agreement, the Exercise Price and/or the number of shares of Common Stock subject to purchase upon the exercise of each Warrant represented hereby are subject to modifications or adjustment.

     Each Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional shares of Common Stock will be issued. In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Warrants.

     The term "Initial Exercise Date" shall mean as of the date hereof.

     The term "Expiration Date" shall mean 5:00 p.m. (Eastern Standard time) on June 30, 2005. If such date shall in The Commonwealth of Massachusetts be a holiday or a day on which banks are authorized or required to close, then the Expiration Date shall mean 5:00 p.m. (Eastern Standard time) the next following day which in The Commonwealth of Massachusetts is not a holiday or a day on which banks are authorized or required to close.

     This Warrant Certificate shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without reference to principles of conflicts of laws.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile by its officer thereunto duly authorized.

                                PHOTOELECTRON CORPORATION

                                By: /s/ Euan S. Thomson
                                   -------------------------------------
                                  Euan S. Thomson
                                  President and Chief Executive Officer

Date:  June 30, 2000

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                               SUBSCRIPTION FORM

    (To Be Executed by the Registered Holder in Order to Exercise Warrants)

                           __________________________

     Date:______________________


          The Undersigned hereby elects irrevocably to exercise the within Warrant and to purchase ____________ Shares of Common Stock of Photoelectron Corporation and hereby makes payment of $_____________________ (at the rate of $______________ per share) in payment of the Exercise Price pursuant thereto. Please issue the shares as to which this Warrant is exercised in accordance with the instructions given below.

                                       OR

          The Undersigned hereby elects irrevocably to exercise the within Purchase Option and to purchase ___________ Shares of Common Stock of Photoelectron Corporation by surrender of the unexercised portion of the within Warrant. Please issue the Common Stock comprising the Warrant in accordance with the instructions given below.


                                           ______________________________
                                           Signature


                                           ______________________________
                                           Signature Guaranteed


                  INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name_________________________________________________________________________

                            (Print in Block Letters)

Address_______________________________________________________________________


     NOTICE: The signature to this form must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

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                                   ASSIGNMENT

     (To Be Executed by the Registered Holder in Order to Assign Warrants)

                          ___________________________
     FOR VALUE RECEIVED, the Undersigned Registered Holder hereby sells, assigns and transfers unto

                   __________________________________________
                                 (insert name)

whose taxpayer identification or other identifying number is:
____________________ and whose address is:

                   __________________________________________

                   __________________________________________

                   __________________________________________

                   __________________________________________
                         (please print or type address)

the following number of the Warrants represented by this Warrant Certificate:
___________________, and hereby irrevocably constitutes and appoints
___________________ Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

                          ___________________________
                                     (Date)

                          ___________________________
                                  (Signature)


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